J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Market Expansion Enhanced Equity ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated August 23, 2024

to the current Summary Prospectus, Prospectus and Statement of Additional Information, as supplemented

On August 22, 2024, the Board of Trustees of the J.P. Morgan Exchange-Traded Fund Trust (the “Board”) approved a change to the name of the Fund. The name change will become effective on or about September 30, 2024 (the “Effective Date”).

Name Change

On the Effective Date, the Fund’s new name will be: JPMorgan Small & Mid Cap Enhanced Equity ETF. At that time, all references to the Fund’s name will be changed to the new name.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-MEEEETF-824